DEFERRED CHARGES AND OTHER ASSETS - NET	12 Months Ended
Dec. 31, 2012
DEFERRED CHARGES AND OTHER ASSETS - NET

10. DEFERRED CHARGES AND OTHER ASSETS — NET

As of December 31, deferred charges and other assets — net consisted of the following:

	December 31,
	2011	2012
Debt issue costs, net of accumulated amortization	$26,870	$40,520
Long-term prepaid rents	15,778	14,958
Construction related deposits	6,463	11,427
Lease deposits	2,208	4,039
Equipment to be placed in service	10,495	22,767
Other	2,166	8,333

Total	$63,980	$102,044

During the year ended December 31, 2012, the Company paid debt issue costs of $18,453 primarily related to the issuance of its 5.125% senior notes and the amendment and restatement of its senior secured credit facility. See Note 11 for discussion of long term debt activity.